Exhibit 99.2

Consolidated Financial Summary
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2019	Mar 31, 2019	Jun 30, 2018	Mar 31, 2019	Jun 30, 2018	Jun 30, 2019	Jun 30, 2018	Change
Net revenues
Institutional Securities	$5,113	$5,196	$5,714	(2%)	(11%)	$10,309	$11,814	(13%)
Wealth Management	4,408	4,389	4,325	--	2%	8,797	8,699	1%
Investment Management	839	804	691	4%	21%	1,643	1,409	17%
Intersegment Eliminations	(116)	(103)	(120)	(13%)	3%	(219)	(235)	7%
Net revenues	$10,244	$10,286	$10,610	--	(3%)	$20,530	$21,687	(5%)

Non-interest expenses
Institutional Securities	$3,650	$3,601	$3,902	1%	(6%)	$7,251	$7,890	(8%)
Wealth Management	3,165	3,201	3,168	(1%)	--	6,366	6,382	--
Investment Management	640	630	551	2%	16%	1,270	1,121	13%
Intersegment Eliminations	(114)	(101)	(120)	(13%)	5%	(215)	(235)	9%
Non-interest expenses (1)	$7,341	$7,331	$7,501	--	(2%)	$14,672	$15,158	(3%)

Income (loss) before taxes
Institutional Securities	$1,463	$1,595	$1,812	(8%)	(19%)	$3,058	$3,924	(22%)
Wealth Management	1,243	1,188	1,157	5%	7%	2,431	2,317	5%
Investment Management	199	174	140	14%	42%	373	288	30%
Intersegment Eliminations	(2)	(2)	0	--	*	(4)	0	*
Income (loss) before taxes	$2,903	$2,955	$3,109	(2%)	(7%)	$5,858	$6,529	(10%)

Net Income (loss) applicable to Morgan Stanley
Institutional Securities	$1,121	$1,371	$1,457	(18%)	(23%)	$2,492	$3,084	(19%)
Wealth Management	953	924	876	3%	9%	1,877	1,790	5%
Investment Management	128	136	104	(6%)	23%	264	231	14%
Intersegment Eliminations	(1)	(2)	0	50%	*	(3)	0	*
Net Income (loss) applicable to Morgan Stanley	$2,201	$2,429	$2,437	(9%)	(10%)	$4,630	$5,105	(9%)
Earnings (loss) applicable to Morgan Stanley common shareholders	$2,031	$2,336	$2,267	(13%)	(10%)	$4,367	$4,842	(10%)

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Financial Metrics, Ratios and Statistical Data
(unaudited)
	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2019	Mar 31, 2019	Jun 30, 2018	Mar 31, 2019	Jun 30, 2018	Jun 30, 2019	Jun 30, 2018	Change

Financial Metrics:

Earnings per basic share	$1.24	$1.41	$1.32	(12%)	(6%)	$2.65	$2.80	(5%)
Earnings per diluted share	$1.23	$1.39	$1.30	(12%)	(5%)	$2.62	$2.75	(5%)

Return on average common equity	11.2%	13.1%	13.0%			12.1%	13.9%
Return on average tangible common equity	12.8%	14.9%	14.9%			13.8%	16.0%

Book value per common share	$44.13	$42.83	$40.34			$44.13	$40.34
Tangible book value per common share	$38.44	$37.62	$35.19			$38.44	$35.19

Excluding intermittent net discrete tax provision / benefit (1)(2)
Adjusted earnings per diluted share	$1.23	$1.33	$1.25	(8%)	(2%)	$2.56	$2.70	(5%)
Adjusted return on average common equity	11.2%	12.5%	12.5%			11.8%	13.7%
Adjusted return on average tangible common equity	12.8%	14.2%	14.3%			13.5%	15.7%

Financial Ratios:

Pre-tax profit margin	28%	29%	29%			29%	30%
Compensation and benefits as a % of net revenues	44%	45%	44%			45%	44%
Non-compensation expenses as a % of net revenues	27%	26%	27%			27%	26%
Firm expense efficiency ratio	72%	71%	71%			71%	70%
Effective tax rate from continuing operations (1)(2)	22.6%	16.5%	20.6%			19.5%	20.7%

Statistical Data:

Period end common shares outstanding (millions)	1,659	1,686	1,750	(2%)	(5%)
Average common shares outstanding (millions)
Basic	1,634	1,658	1,720	(1%)	(5%)	1,646	1,730	(5%)
Diluted	1,655	1,677	1,748	(1%)	(5%)	1,666	1,760	(5%)

Worldwide employees	59,513	60,469	58,010	(2%)	3%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Financial Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2019	Mar 31, 2019	Jun 30, 2018	Mar 31, 2019	Jun 30, 2018	Jun 30, 2019	Jun 30, 2018	Change

Regional revenues
Americas	$7,526	$7,321	$7,614	3%	(1%)	$14,847	$15,632	(5%)
EMEA (Europe, Middle East, Africa)	1,576	1,702	1,829	(7%)	(14%)	3,278	3,537	(7%)
Asia	1,142	1,263	1,167	(10%)	(2%)	2,405	2,518	(4%)
Consolidated net revenues	$10,244	$10,286	$10,610	--	(3%)	$20,530	$21,687	(5%)

Balance sheet

Deposits	$176,593	$179,731	$172,802	(2%)	2%
Total assets	$891,959	$875,964	$875,875	2%	2%
Global liquidity reserve	$221,792	$233,148	$226,322	(5%)	(2%)
Long-term debt outstanding	$196,072	$189,193	$189,915	4%	3%
Maturities of long-term debt outstanding (next 12 months)	$26,621	$26,068	$17,330	2%	54%

Common equity	$73,204	$72,204	$70,589	1%	4%
Less: Goodwill and intangible assets	(9,433)	(8,770)	(9,022)	8%	5%
Tangible common equity	$63,771	$63,434	$61,567	1%	4%

Preferred equity	$8,520	$8,520	$8,520	--	--

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Average Common Equity and Regulatory Capital Information
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2019	Mar 31, 2019	Jun 30, 2018	Mar 31, 2019	Jun 30, 2018	Jun 30, 2019	Jun 30, 2018	Change

Average Common Equity
Institutional Securities	$40.4	$40.4	$40.8	--	(1%)	$40.4	$40.8	(1%)
Wealth Management	18.2	18.2	16.8	--	8%	18.2	16.8	8%
Investment Management	2.5	2.5	2.6	--	(4%)	2.5	2.6	(4%)
Parent	11.5	10.5	9.7	10%	19%	11.0	9.2	20%
Firm	$72.6	$71.6	$69.9	1%	4%	$72.1	$69.4	4%

Regulatory Capital

Common Equity Tier 1 capital	$64.1	$63.3	$61.4	1%	4%
Tier 1 capital	$72.7	$71.9	$70.0	1%	4%

Standardized Approach
Risk-weighted assets	$392.7	$378.4	$387.4	4%	1%
Common Equity Tier 1 capital ratio	16.3%	16.7%	15.8%
Tier 1 capital ratio	18.5%	19.0%	18.1%
Tier 1 leverage ratio	8.4%	8.4%	8.2%

Advanced Approach
Risk-weighted assets	$383.7	$366.4	$369.4	5%	4%
Common Equity Tier 1 capital ratio	16.7%	17.3%	16.6%
Tier 1 capital ratio	18.9%	19.6%	19.0%
Supplementary Leverage Ratio	6.5%	6.5%	6.4%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Institutional Securities
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2019	Mar 31, 2019	Jun 30, 2018	Mar 31, 2019	Jun 30, 2018	Jun 30, 2019	Jun 30, 2018	Change
Revenues:

Advisory	$506	$406	$618	25%	(18%)	$912	$1,192	(23%)
Equity	546	339	541	61%	1%	885	962	(8%)
Fixed income	420	406	540	3%	(22%)	826	1,058	(22%)
Underwriting	966	745	1,081	30%	(11%)	1,711	2,020	(15%)
Investment Banking	1,472	1,151	1,699	28%	(13%)	2,623	3,212	(18%)

Equity	2,130	2,015	2,470	6%	(14%)	4,145	5,028	(18%)
Fixed Income	1,133	1,710	1,389	(34%)	(18%)	2,843	3,262	(13%)
Other	41	17	(101)	141%	*	58	(130)	*
Sales & Trading	3,304	3,742	3,758	(12%)	(12%)	7,046	8,160	(14%)

Investments	194	81	89	140%	118%	275	138	99%
Other	143	222	168	(36%)	(15%)	365	304	20%

Net revenues	5,113	5,196	5,714	(2%)	(11%)	10,309	11,814	(13%)

Compensation and benefits	1,789	1,819	1,993	(2%)	(10%)	3,608	4,153	(13%)
Non-compensation expenses	1,861	1,782	1,909	4%	(3%)	3,643	3,737	(3%)
Total non-interest expenses	3,650	3,601	3,902	1%	(6%)	7,251	7,890	(8%)

Income (loss) before taxes	1,463	1,595	1,812	(8%)	(19%)	3,058	3,924	(22%)
Net income (loss) applicable to Morgan Stanley (1)	$1,121	$1,371	$1,457	(18%)	(23%)	$2,492	$3,084	(19%)

Pre-tax profit margin	29%	31%	32%			30%	33%
Compensation and benefits as a % of net revenues	35%	35%	35%			35%	35%
Non-compensation expenses as a % of net revenues	36%	34%	33%			35%	32%

Return on Average Common Equity	10%	13%	13%			11%	14%
Return on Average Tangible Common Equity (2)	10%	13%	13%			11%	14%

Trading VaR (Average Daily 95% / One-Day VaR)	$46	$46	$44

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Wealth Management
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2019	Mar 31, 2019	Jun 30, 2018	Mar 31, 2019	Jun 30, 2018	Jun 30, 2019	Jun 30, 2018	Change
Revenues:
Asset management	2,544	2,361	2,514	8%	1%	4,905	5,009	(2%)
Transactional	728	817	691	(11%)	5%	1,545	1,438	7%
Net interest income	1,016	1,130	1,043	(10%)	(3%)	2,146	2,112	2%
Other	120	81	77	48%	56%	201	140	44%
Net revenues	4,408	4,389	4,325	--	2%	8,797	8,699	1%

Compensation and benefits	2,382	2,462	2,356	(3%)	1%	4,844	4,806	1%
Non-compensation expenses	783	739	812	6%	(4%)	1,522	1,576	(3%)
Total non-interest expenses	3,165	3,201	3,168	(1%)	--	6,366	6,382	--

Income (loss) before taxes	1,243	1,188	1,157	5%	7%	2,431	2,317	5%
Net income (loss) applicable to Morgan Stanley	$953	$924	$876	3%	9%	$1,877	$1,790	5%

Pre-tax profit margin	28%	27%	27%			28%	27%
Compensation and benefits as a % of net revenues	54%	56%	54%			55%	55%
Non-compensation expenses as a % of net revenues	18%	17%	19%			17%	18%

Return on Average Common Equity	20%	20%	20%			20%	21%
Return on Average Tangible Common Equity (1)	36%	36%	37%			36%	38%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Wealth Management
Financial Information and Statistical Data
(unaudited)

	Quarter Ended			Percentage Change From:
	Jun 30, 2019	Mar 31, 2019	Jun 30, 2018	Mar 31, 2019	Jun 30, 2018

Wealth Management Metrics

Wealth Management representatives	15,633	15,708	15,632	--	--

Annualized revenue per representative (000's)	$1,125	$1,118	$1,105	1%	2%

Client assets (billions)	$2,570	$2,476	$2,411	4%	7%
Client assets per representative (millions)	$164	$158	$154	4%	6%
Client liabilities (billions)	$84	$82	$82	2%	2%

Fee-based client assets (billions)	$1,159	$1,116	$1,084	4%	7%
Fee-based asset flows (billions)	$9.8	$14.8	$15.3	(34%)	(36%)
Fee-based assets as a % of client assets	45%	45%	45%

Retail locations	589	590	595	--	(1%)

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Investment Management
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2019	Mar 31, 2019	Jun 30, 2018	Mar 31, 2019	Jun 30, 2018	Jun 30, 2019	Jun 30, 2018	Change
Revenues:
Asset management	$612	$617	$610	(1%)	--	$1,229	$1,236	(1%)
Investments (1)	247	191	55	29%	*	438	132	*
Other	(20)	(4)	26	*	*	(24)	41	*
Net revenues	839	804	691	4%	21%	1,643	1,409	17%

Compensation and benefits	360	370	272	(3%)	32%	730	576	27%
Non-compensation expenses	280	260	279	8%	--	540	545	(1%)
Total non-interest expenses	640	630	551	2%	16%	1,270	1,121	13%

Income (loss) before taxes	199	174	140	14%	42%	373	288	30%
Net income (loss) applicable to Morgan Stanley	$128	$136	$104	(6%)	23%	$264	$231	14%

Pre-tax profit margin	24%	22%	20%			23%	20%
Compensation and benefits as a % of net revenues	43%	46%	39%			44%	41%
Non-compensation expenses as a % of net revenues	33%	32%	40%			33%	39%

Return on Average Common Equity	20%	22%	16%			21%	17%
Return on Average Tangible Common Equity (2)	33%	35%	25%			34%	27%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Investment Management
Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2019	Mar 31, 2019	Jun 30, 2018	Mar 31, 2019	Jun 30, 2018	Jun 30, 2019	Jun 30, 2018	Change

Assets under management or supervision (AUM)

Net flows by asset class (1)
Equity	$1.4	$1.4	$3.0	--	(53%)	$2.8	$5.3	(47%)
Fixed Income	1.3	(1.2)	(0.8)	*	*	0.1	(1.5)	*
Alternative / Other	2.2	(0.6)	1.3	*	69%	1.6	1.2	33%
Long-Term Net Flows	4.9	(0.4)	3.5	*	40%	4.5	5.0	(10%)

Liquidity	3.0	(5.8)	1.5	*	100%	(2.8)	(17.9)	84%

Total net flows	$7.9	$(6.2)	$5.0	*	58%	$1.7	$(12.9)	*

Assets under management or supervision by asset class (2)
Equity	$128	$120	$114	7%	12%
Fixed Income	71	68	69	4%	3%
Alternative / Other	135	133	132	2%	2%
Long‐Term Assets Under Management or Supervision	334	321	315	4%	6%

Liquidity	163	159	159	3%	3%

Total Assets Under Management or Supervision	$497	$480	$474	4%	5%

Share of minority stake assets	$6	$6	$7	--	(14%)

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Loans and Lending Commitments
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Jun 30, 2019	Mar 31, 2019	Jun 30, 2018	Mar 31, 2019	Jun 30, 2018

Institutional Securities

Loans:
Corporate (1)	$13.3	$13.2	$12.9	1%	3%
Secured lending facilities	24.9	22.3	17.9	12%	39%
Commercial & residential real estate	11.7	13.2	16.2	(11%)	(28%)
Securities-based lending and other	8.0	7.4	7.9	8%	1%

Total Loans	57.9	56.1	54.9	3%	5%

Lending Commitments	114.0	102.2	112.8	12%	1%

Institutional Securities Loans and Lending Commitments (2)	$171.9	$158.3	$167.7	9%	3%

Wealth Management

Loans:
Securities-based lending and other	$45.5	$43.5	$43.6	5%	4%
Residential real estate	28.6	28.0	26.4	2%	8%

Total Loans	74.1	71.5	70.0	4%	6%

Lending Commitments	12.3	12.1	10.7	2%	15%

Wealth Management Loans and Lending Commitments (3)	$86.4	$83.6	$80.7	3%	7%

Consolidated Loans and Lending Commitments (4)	$258.3	$241.9	$248.4	7%	4%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

U.S. Bank Supplemental Financial Information
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Jun 30, 2019	Mar 31, 2019	Jun 30, 2018	Mar 31, 2019	Jun 30, 2018

U.S. Bank assets	$205.9	$210.3	$200.5	(2%)	3%

Institutional Securities U.S. Bank loans
Corporate (1)	$6.6	$7.4	$6.1	(11%)	8%
Secured lending facilities	22.2	19.3	15.5	15%	43%
Commercial & residential real estate	10.7	11.8	14.5	(9%)	(26%)
Securities-based lending and other	6.2	5.6	5.1	11%	22%
Total loans	$45.7	$44.1	$41.2	4%	11%

Wealth Management U.S. Bank loans
Securities-based lending and other	$45.5	$43.5	$43.6	5%	4%
Residential real estate	28.6	28.0	26.4	2%	8%
Total loans	$74.1	$71.5	$70.0	4%	6%

U.S. Bank loans	$119.8	$115.6	$111.2	4%	8%

U.S. Bank investment securities portfolio (2)	$70.7	$72.3	$60.1	(2%)	18%

U.S. Bank deposits	$175.8	$179.1	$172.6	(2%)	2%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Definition of U.S. GAAP to Non-GAAP Measures

(a)
The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP).  From time to time, Morgan Stanley may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise.  The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial positions, or cash flows that is subject to adjustments that effectively exclude, or include amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP.  Non-GAAP financial measures disclosed by Morgan Stanley are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing, our financial condition, operating results, or prospective regulatory capital requirements.  These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies.  Whenever we refer to a non-GAAP financial measure, we will also generally define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable U.S. GAAP financial measure.  In addition to the following notes, please also refer to the Firm's Quarterly Report on Form 10-Q for the quarter ended March 31, 2019.

(b)
The following are considered non-GAAP financial measures that the Firm considers useful for analysts, investors and other stakeholders to allow better comparability of operating performance and capital adequacy.  These measures are calculated as follows:

-
Earnings per diluted share, excluding intermittent net discrete tax provision / benefit represents net income (loss) applicable to Morgan Stanley, adjusted for the impact of the intermittent net discrete tax provision / benefit, less preferred dividends divided by the average number of diluted shares outstanding.

-
The return on average common equity and return on average tangible common equity represents full year net income or annualized net income for the quarter applicable to Morgan Stanley less preferred dividends as a percentage of average common equity and average tangible common equity, respectively.

-
The return on average common equity and the return on average tangible common equity excluding intermittent net discrete tax provision / benefit are adjusted in both the numerator and the denominator to exclude the intermittent net discrete tax provision / benefit.

-
Segment return on average common equity and return on average tangible common equity represents full year net income or annualized net income for the quarter applicable to Morgan Stanley for each segment, less preferred dividend segment allocation, divided by average common equity and average tangible common equity for each respective segment.  The segment adjustments to common equity to derive segment average tangible common equity are generally set at the beginning of the year, and will remain fixed throughout the year until the next annual reset unless a significant business change occurs (e.g., acquisition or disposition).

	-	Tangible common equity represents common equity less goodwill and intangible assets net of allowable mortgage servicing rights deduction.
	-	Tangible book value per common share represents tangible common equity divided by period end common shares outstanding.
	-	Pre-tax profit margin percentages represent income before income taxes as percentages of net revenues.

Definition of Performance Metrics and Terms

Page 1:
(a)	Net income (loss) applicable to Morgan Stanley represents net income, less net income applicable to nonredeemable noncontrolling interests.
(b)	Earnings (loss) applicable to Morgan Stanley common shareholders represents net income (loss) applicable to Morgan Stanley, less preferred dividends.

Page 2:
(a)	Book value per common share represents common equity divided by period end common shares outstanding.
(b)	The Firm expense efficiency ratio represents total non‐interest expenses as a percentage of net revenues.

Page 3:
(a)
Firmwide regional revenues reflect the Firm's consolidated net revenues on a managed basis.  Further discussion regarding the geographic methodology for net revenues is disclosed in Note 21 to the consolidated financial statements included in the Firm's Annual Report on Form 10-K for the year ended December 31, 2018 (2018 Form 10-K).

(b)
The global liquidity reserve, which is held within the bank and non-bank operating subsidiaries, is comprised of highly liquid and diversified cash and cash equivalents and unencumbered securities. Eligible unencumbered securities include U.S. government securities, U.S. agency securities, U.S. agency mortgage-backed securities, non-U.S. government securities and other highly liquid investment grade securities.

(c)	The Firm's goodwill and intangible balances utilized in the calculation of tangible common equity are net of allowable mortgage servicing rights deduction.

Page 4:
(a)
The Firm's attribution of average common equity to the business segments is based on the Required Capital framework, an internal capital adequacy measure. This framework is a risk-based and leverage use-of-capital measure, which is compared with the Firm's regulatory capital to ensure that the Firm maintains an amount of going concern capital after absorbing potential losses from stress events, where applicable, at a point in time.  The Required Capital framework is based on the Firm's regulatory capital requirements.  The Firm defines the difference between its total average common equity and the sum of the average common equity amounts allocated to its business segments as Parent common equity.  The amount of capital allocated to the business segments is generally set at the beginning of the year, and will remain fixed throughout the year until the next annual reset unless a significant business change occurs (e.g., acquisition or disposition).  The Required Capital framework is expected to evolve over time in response to changes in the business and regulatory environment and to incorporate enhancements in modeling techniques.  For further discussion of the framework, refer to Part II, Item 7 "Liquidity and Capital Resources—Regulatory Requirements" in the Firm's Annual Report on Form 10-K for the year ended December 31, 2018 and Part I, Item 2 "Liquidity and Capital Resources—Regulatory Requirements" in the Firm's Quarterly Report on Form 10-Q for the quarter ended March 31, 2019.

(b)
The Firm's risk-based capital ratios for purposes of determining regulatory compliance are the lower of the capital ratios computed under the (i) standardized approaches for calculating credit risk and market risk risk-weighted assets (RWAs) (the “Standardized Approach”); and (ii) applicable advanced approaches for calculating credit risk, market risk and operational risk RWAs (the “Advanced Approach”).  At June 30, 2019, the Firm's ratios are based on the Standardized Approach.  For information on the calculation of regulatory capital and ratios for prior periods, please refer to Part II, Item 7 "Liquidity and Capital Resources—Regulatory Requirements" in the Firm's 2018 Form 10-K and Part I, Item 2 "Liquidity and Capital Resources—Regulatory Requirements" in the Firm's 10-Q for the quarter ended March 31, 2019.

(c)	Supplementary leverage ratio represents Tier 1 capital divided by the total supplementary leverage exposure.

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(a)	Institutional Securities Sales & Trading net revenues includes trading, net interest income (interest income less interest expense), asset management, commissions and fees revenues.
(b)
VaR represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Firm's trading positions if the portfolio were held constant for a one-day period. Further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, is disclosed in Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" included in the Firm's 2018 Form 10-K.

Definition of Performance Metrics and Terms

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(a)	Transactional revenues for the Wealth Management segment includes investment banking, trading, and commissions and fee revenues.
(b)	Net interest income represents interest income less interest expense.
(c)	Other revenues for the Wealth Management segment includes investments and other revenues.

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(a)	The average annualized revenue per representative metric represents annualized net revenues divided by average representative headcount.
(b)	Client assets per representative represents total client assets divided by period end representative headcount.
(c)	Client liabilities reflect U.S. Bank lending and broker dealer margin activity.
(d)	Fee-based client assets represent the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(e)	Fee-based asset flows include net new fee-based assets, net account transfers, dividends, interest, and client fees and exclude institutional cash management related activity.

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(a)	Other revenues for the Investment Management segment includes investment banking, trading, net interest and other revenues.

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(a)	Investment Management Alternative/Other asset class includes products in Fund of Funds, Real Estate, Private Equity and Credit strategies, as well as Multi-Asset portfolios.
(b)
Investment Management net flows include new commitments, investments or reinvestments, net of client redemptions, returns of capital post-fund investment period and dividends not reinvested and excludes the impact of the transition of funds from their commitment period to the invested capital period.

(c)	The share of minority stake assets represents Investment Management's proportional share of assets managed by entities in which it owns a minority stake.

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(a)	Corporate loans include relationship and event-driven loans and typically consist of revolving lines of credit, term loans and bridge loans.
(b)	Secured lending facilities include loans provided to clients to warehouse loans secured by underlying real estate or other assets.
(c)
The Institutional Securities business segment engages in securities-based and other lending activity, which includes corporate loans purchased in the secondary market, financing extended to commodities customers, and loans to municipalities.

(d)	Institutional Securities Lending Commitments principally include Corporate lending activity.

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(a)
U.S. Bank refers to the Firm's U.S. Bank operating subsidiaries Morgan Stanley Bank, N.A. and Morgan Stanley Private Bank, National Association and excludes balances between Bank subsidiaries, as well as deposits from the Parent and affiliates.

Supplemental Quantitative Details and Calculations

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(1) The Firm non-interest expenses by category are as follows:

	2Q19	1Q19	2Q18	2Q19 YTD	2Q18 YTD
Compensation and benefits	$4,531	$4,651	$4,621	$9,182	$9,535

Non-compensation expenses:
Occupancy and equipment	353	347	346	700	682
Brokerage, clearing and exchange fees	630	593	609	1,223	1,236
Information processing and communications	538	532	496	1,070	974
Marketing and business development	162	141	179	303	319
Professional services	537	514	580	1,051	1,090
Other	590	553	670	1,143	1,322
Total non-compensation expenses	2,810	2,680	2,880	5,490	5,623

Total non-interest expenses	$7,341	$7,331	$7,501	$14,672	$15,158

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(1)	The quarter ended March 31, 2019 included intermittent net discrete tax benefits of $101 million primarily associated with the remeasurement of reserves and related interest due to new information related to multi-jurisdiction tax examinations. The quarter ended June 30, 2018 included intermittent net discrete tax benefits of $88 million primarily associated with the new information pertaining to resolution of multi‐jurisdiction tax examinations and other matters.

The following sets forth the impact of the intermittent net discrete tax items to earnings per diluted share, return on average common equity and return on average tangible common equity (which are excluded):

	1Q19	2Q18	2Q19 YTD	2Q18 YTD
Earnings per diluted share impact	$0.06	$0.05	$0.06	$0.05
Return on average common equity impact	0.6%	0.5%	0.3%	0.2%
Return on average tangible common equity impact	0.7%	0.6%	0.3%	0.3%

The quarter ended June 30, 2019 did not have intermittent discrete tax items.

(2)	The income tax consequences related to employee share-based payments, which are recurring-type tax items, are recognized in Provision for income taxes in the consolidated income statement, and may be either a benefit or a provision. Conversion of employee share-based awards to Firm shares will primarily occur in the first quarter of each year. The impact of recognizing excess tax benefits upon conversion of awards is as follows: 2Q19: $20 million, 1Q19: $107 million, 2Q18: $17 million, 2Q19 YTD: $127 million and 2Q18 YTD: $164 million. The impact of intermittent net discrete tax provisions and benefits reflected above do not include the recurring-type discrete tax benefits related to employee share‐based payments as we anticipate conversion activity each year.

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(1)
For the quarter ended March 31, 2019, the Institutional Securities segment net income applicable to Morgan Stanley included intermittent net discrete tax benefits of $101 million primarily associated with the remeasurement of reserves and related interest due to new information related to multi-jurisdiction tax examinations. The quarter ended June 30, 2018 included intermittent net discrete tax benefits of $97 million primarily associated with the new information pertaining to resolution of multi‐jurisdiction tax examinations and other matters.

(2)
Institutional Securities average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 2Q19: $536mm; 1Q19: $536mm; 2Q19 YTD: $536mm; 2Q18: $641mm; 2Q18 YTD: $641mm

Supplemental Quantitative Details and Calculations

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(1)
Wealth Management average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction.  The adjustments are as follows:  2Q19: $8,088mm;  1Q19: $8,088mm;  2Q19 YTD: $8,088mm;  2Q18: $7,604mm;  2Q18 YTD: $7,604mm

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(1)
Includes investment gains or losses for certain funds included in the Firm's consolidated financial statements for which the limited partnership interests in these gains or losses were reported in net income (loss) applicable to nonredeemable noncontrolling interests.

(2)
Investment Management average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction.  The adjustments are as follows:  2Q19: $940mm;  1Q19: $940mm;  2Q19 YTD: $940mm;  2Q18: $950mm;  2Q18 YTD: $950mm

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(1)	Net Flows by region for the quarters ended June 30, 2019, March 31, 2019 and June 30, 2018 were:
North America: $4.3 billion, $(0.9) billion and $1.4 billion
International: $3.6 billion, $(5.3) billion and $3.6 billion
(2)	Assets under management or supervision by region for the quarters ended June 30, 2019, March 31, 2019 and June 30, 2018 were:
North America: $277 billion, $269 billion and $273 billion
International: $220 billion, $211 billion and $201 billion

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(1)	Corporate loans in the Institutional Securities segment represents relationship and event lending.
(2)
For the quarters ended June 30, 2019, March 31, 2019 and June 30, 2018, Institutional Securities recorded a provision (release) for credit losses of $4 million, $27 million and $(51) million, respectively, related to loans, and a provision (release) for credit losses of $9 million, $9 million and $(3) million, respectively, related to lending commitments.  The amounts for the quarter ended June 30, 2018 reflect a recovery of a previously charged-off loan.

(3)
For the quarters ended June 30, 2019 and June 30, 2018, Wealth Management recorded a provision (release) for credit losses of $3 million and $(2) million, respectively, related to loans.  For the quarter ended March 31, 2019, there was no material provision recorded by Wealth Management related to loans.   For the quarters ended June 30, 2019 and June 30, 2018, Wealth Management recorded a provision for credit losses of $1 million and $1 million, respectively, related to lending commitments.  For the quarter ended March 31, 2019, there was no material provision recorded by Wealth Management related to lending commitments.

(4)
For the quarters ended June 30, 2019, March 31, 2019 and June 30, 2018, Investment Management reflected loan balances of $27 million, $26 million and $1.2 billion, respectively, and lending commitments of $173 million in the quarter ended June 30, 2018, which are not included in the Consolidated Loans and Lending Commitments balance.

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(1)	Corporate loans in the Institutional Securities segment represents relationship and event lending.
(2)
For the quarters ended June 30, 2019, March 31, 2019 and June 30, 2018, the U.S. Bank investment securities portfolio included held to maturity investment securities of $27.2 billion, $27.8 billion and $18.8 billion, respectively.

Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's second quarter earnings press release issued July 18, 2019.